UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2006 (May 19, 2006)

AZTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5440	86-0636534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 Camelback Road, Suite 400 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(602) 381-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.      Material Modification to Rights of Security Holders

In connection with the Agreement and Plan of Merger, dated as of May 19, 2006 (the "Merger Agreement"), by and among Aztar Corporation, a Delaware corporation (the "Company"), Wimar Tahoe Corporation, d/b/a Columbia Entertainment, a Nevada corporation ("Columbia"), Columbia Sussex Corporation, a Kentucky corporation ("Sussex"), and Columbia's wholly-owned subsidiary, WT-Columbia Development, Inc., a Delaware corporation ("Merger Subsidiary"), pursuant to which Merger Subsidiary will merge with and into the Company on the terms and subject to the conditions in the Merger Agreement, and the transactions contemplated thereby, on May 19, 2006, the Company and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.) executed Amendment No. 3 ("Amendment No. 3") to the Rights Agreement, dated as of December 14, 1999 and amended as of March 14, 2006 and April 20, 2006 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent.

Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement. Amendment No. 3 provides that (i) neither Columbia nor any of its subsidiaries shall be deemed an Acquiring Person (x) by virtue of their acquisition, or their right to acquire, beneficial ownership of Common Stock of the Company as a result of their execution of the Merger Agreement, (y) the consummation of the Merger, or (z) any other transaction contemplated by the Merger Agreement, and (ii) no Distribution Date, Stock Acquisition Date, Section 11(a)(ii) Event, Section 13 Event, and no Triggering Event shall be deemed to have occurred by reason of the execution of the Merger Agreement or the announcement or consummation of the transactions contemplated thereby pursuant to the terms of the Merger Agreement.

The Rights Agreement is filed as Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1999 and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement ("Amendment No. 1") is filed as Exhibit 4.2 to the Current Report on Form 8-K, filed by the Company with the Commission on March 16, 2006, and is incorporated herein by reference. Amendment No. 2 to the Rights Agreement ("Amendment No. 2") is filed as Exhibit 4.3 to the Current Report on Form 8-K, filed by the Company with the Commission on April 20, 2006, and is incorporated herein by reference. Amendment No. 3 is attached as Exhibit 4.4 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits

4.1

Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed by Aztar Corporation on December 15, 1999, and incorporated herein by reference.

4.2

Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.2 to Current Report on Form 8-K, filed by Aztar Corporation on March 16, 2006, and incorporated herein by reference.

4.3

Amendment No. 2, dated as of April 20, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.3 to Current Report on Form 8-K, filed by Aztar Corporation on April 20, 2006, and incorporated herein by reference.

4.4

Amendment No. 3, dated as of May 19, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTAR CORPORATION

By:	/s/ Nelson W. Armstrong, Jr.
	Name:	Nelson W. Armstrong, Jr.
	Title:	Vice President, Administration
and Secretary

Date: May 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1

Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed by Aztar Corporation on December 15, 1999, and incorporated herein by reference.

4.2

Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.2 to Current Report on Form 8-K, filed by Aztar Corporation on March 16, 2006, and incorporated herein by reference.

4.3

Amendment No. 2, dated as of April 20, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.3 to Current Report on Form 8-K, filed by Aztar Corporation on April 20, 2006, and incorporated herein by reference.

4.4

Amendment No. 3, dated as of May 19, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.